SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): November 8, 2005

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)

    Nevada                          000-21430                 88-0296885
(State or other jusisdiction       (Commission               (IRS Employer
 of Incorporation)                  File Number)           Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal offices)                                  (Zip code)

Registrant's telephone number,                               (702) 794-9527
    including area code

                                Not applicable
                    ---------------------------------------
           (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 8 - Other Events
Item 8.01. Other Events.

On November 8, 2005, Riviera Holdings Corporation announced through a press release the conclusion of its previously announced process of exploring strategic alternatives to maximize shareholder value. A copy of the press release is included as Exhibit 99 hereto.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits:



Exhibit 99  Riviera Holdings Corporation Press Release dated November 8, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2005                        RIVIERA HOLDINGS CORPORATION


                                                By: /s/ Duane Krohn
                                                Treasurer and CFO

                              EXHIBIT INDEX

Exhibit
Number                         Description

  99       Riviera Holdings Corporation Press Release dated November 8, 2005.